UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2024

MarketAxess Holdings Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34091	52-2230784
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Hudson Yards

New York, New York 10001

(Address of principal executive offices, including zip code)

(212) 813-6000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.003 per share	MKTX	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously announced, on November 6, 2023, MarketAxess Holdings Inc. (the “Company”) was informed by Christopher N. Gerosa, the Company’s Chief Financial Officer, that he will resign from such position effective January 31, 2024, to accept a position with another company.

On January 18, 2024, the Board of Directors (“Board”) of the Company appointed Christopher R. Concannon, Chief Executive Officer of the Company, as interim Chief Financial Officer, effective February 1, 2024. The Board is actively conducting a formal search process for the role. Mr. Concannon will serve as Chief Executive Officer and interim Chief Financial Officer, and will fulfill the functions of the principal financial officer of the Company, until a permanent chief financial officer has been appointed. In addition, on January 18, 2024, the Board appointed Michael R. Cianciulli, the Company’s Head of External Reporting, as interim principal accounting officer of the Company.

Mr. Concannon’s biographical information is set forth in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on April 26, 2023, and such information is incorporated herein by reference.

Michael R. Cianciulli, age 36, has been our Head of External Reporting since January 2024. Previously, Mr. Cianciulli served as the Company’s Head of Securities and Exchange Commission Reporting from May 2020 to December 2023. Prior to his employment with the Company, Mr. Cianciulli served as Financial Reporting Manager of Virtu Financial, Inc. from June 2018 to May 2020 and in various roles at PricewaterhouseCoopers LLP from 2010 to 2018. Mr. Cianciulli earned a B.B.A. from the University of Notre Dame.

There are no arrangements or understandings between either Mr. Concannon or Mr. Cianciulli and any other person pursuant to which they were appointed to their respective positions. Neither Mr. Concannon nor Mr. Cianciulli has a family relationship with any director or executive officer of the Company and neither has any director or indirect interest in any transaction in which the Company is a participant that is required to be reported in this Current Report on Form 8-K under Item 404(a) of Regulation S-K.

As of the date of this report, no new compensatory arrangements have been entered into in connection with the appointment of Mr. Concannon as interim Chief Financial Officer or principal financial officer or Mr. Cianciulli as interim principal accounting officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARKETAXESS HOLDINGS INC.

Date: January 19, 2024	By:	/s/ Scott Pintoff
	Name:	Scott Pintoff
	Title:	General Counsel & Corporate Secretary